EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Medical Technology & Innovations, Inc. (the “Company”) certify that:

1.    The Quarterly Report on Form 10-QSB/A (Amendment #1) of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2007	/s/ Jeremy Feakins
Jeremy Feakins (Chief Executive Officer)

March 30, 2007	/s/ Jennifer Herman
Jennifer Herman (Chief Financial Officer)